1 Strategic Acquisition of Mott July 23, 2024

2 Cautionary Note Regarding Forward-Looking Statements Cautionary Statement Under the Private Securities Litigation Reform Act; Non-GAAP Measures This press release contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements regarding the expected benefits of the acquisition of Mott, the expected impact of the acquisition on IDEX’s product offerings or proposed product offerings, IDEX’s combined existing and new customers and access to high-value end markets, the enhancement of IDEX’s business strategy, integration plans, the expected growth opportunities, profitability and synergies resulting from the acquisition, including the timing of such expected synergies, the present value of expected tax benefits, the anticipated long-term value to IDEX’s shareholders, the projected revenue, EBITDA and EBITDA margin of Mott and the related impact and timing for such impact on IDEX’s earnings, return on invested capital, and the expected timing for the closing of the transaction. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this press release. The risks and uncertainties include, but are not limited to, the following: levels of industrial activity and economic conditions in the U.S. and other countries around the world, including uncertainties in the financial markets; pricing pressures, including inflation and rising interest rates and other competitive factors and levels of capital spending in certain industries; the impact of catastrophic weather events, natural disasters and public health threats; economic and political consequences resulting from terrorist attacks and wars; risks relating to the satisfaction of the closing conditions set forth in the definitive agreement; IDEX’s ability to integrate Mott and to acquire, integrate and operate other acquired businesses on a profitable basis; cybersecurity incidents; the relationship of the U.S. dollar to other currencies and its impact on pricing and cost competitiveness; political and economic conditions in foreign countries in which IDEX operates; developments with respect to trade policy and tariffs; interest rates; capacity utilization and the effect this has on costs; labor markets; supply chain conditions; market conditions and material costs; risks related to environmental, social and corporate governance issues, including those related to climate change and sustainability; and developments with respect to contingencies, such as litigation and environmental matters. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included in IDEX’s most recent annual report on Form 10-K and IDEX’s subsequent quarterly reports filed with the Securities and Exchange Commission (“SEC”) and the other risks discussed in IDEX’s filings with the SEC. The forward-looking statements included here are only made as of the date of this press release and management undertakes no obligation to publicly update them to reflect subsequent events or circumstances, except as may be required by law. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented here. Non-GAAP Measures. During this presentation we will discuss certain forward-looking non-GAAP financial measures, including EBITDA, EBITDA margin, adjusted earnings per share (EPS) and return on invested capital. We do not provide a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures on a forward-looking basis because we are unable to predict certain items contained in the GAAP measures without unreasonable efforts. In addition, IDEX believes such reconciliation would imply a degree of precision that would be confusing or misleading to investors.

3 Mott – A Strategic Value Creation Acquisition  Enhances ability to deliver innovative, customized, and highly technical micro-precision solutions that are increasingly essential to customer product performance  Increases opportunities in semiconductor wafer fab equipment, energy transition, medical technologies, space & defense, and water purification industries  Complements our applied materials-focused businesses, including recently acquired Muon Group, Iridian Spectral Technologies, and STC Material Solutions, providing unique process-based capabilities working with specialized materials  Drives near- and long-term value creation through implementation of 8020 and the IDEX Operating Model  Strong fit with IDEX culture and way of doing business

4 Mott is a Leader in the Design and Manufacturing of Sintered Porous Material Structures and Flow Control Solutions • Precision, microporous structures • Extreme, harsh environments (e.g.,1,700°F) • Ultra-high purity (e.g., 99.9999999%) • Leader in porous metal filtration • Mission-critical components and systems • High value and small % of customers’ bill of materials • Highly engineered products, systems, and processes • B2B

5Mott makes the little things that make big things possible State-of-the-art transition metal flow control and low vapor pressure filtration technologies critical for the production of next generation Artificial Intelligence and Quantum Computing chips Advanced porous transport layers (PTL) enable electrolyzer stacks to operate at the highest current density on the market, reducing stack cost and improving overall scalability 3D printed thrust management solutions to support precise altitude control for mission-critical operation windows while simultaneously broadening the usage of highly efficient, non-corrosive propulsion systems Cutting-edge treatment plants utilizing unique membrane filtration equipment created in collaboration with private and public partners to process nearly 1,000,000 gallons per day of agricultural digestate and return over 400,000 gallons per day of clean water to the environment Amplifies Ability to Partner with Customers to Develop Innovative Solutions

Mott Overview

1959	~500	$200M	HSD	Low 20s
Founded	Employees	2024E Revenue	Revenue Growth	EBITDA Margin*

Leading Provider of Critical Flow Control and Precision Microporous Filtration solutions

- Applied material and process control expertise with unique customization capabilities
- Serving customers across global technical brands and OEMs in over 100 countries
- 30,000+ engineered solutions deployed in select, high-value end markets



Other**
8%
Space & Defense
4%
Medical Technologies
6%
Water Purification
11%
2024E Revenue by Market
46%
Energy Transition
25%
Semiconductor Wafer Fab Equipment

IDEX Trusted Solutions, Improving Lives™

*This presentation contains non-GAAP financial information. Please see slide 2 for more information.

**"Other" includes sales from industrial, food & beverage, and gas chromatography.

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Transaction Highlights

Consideration and Valuation	• Cash consideration of $1B; when adjusted for present value of expected tax benefits of ~$100 million, net transaction value is ~$900M • Represents ~19x forecasted full year 2024 EBITDA* and mid-teens multiple for 2025*
Financing	• Funded through cash on hand, credit facility borrowing, and potential debt issuance • Transaction not subject to any financing conditions • Net leverage of ~1.8x at closing
Financial Impact	• Expected to generate ~$200M revenue and low-20s EBITDA margin* in full year 2024 • Anticipated accretion to Adj. EPS* in fiscal 2026 and double-digit ROIC* in year 5 post close • Projected meaningful commercial and new product development synergies
Timing and Approvals	• Transaction subject to customary closing conditions • Expected to close by the end of the third quarter of 2024

IDEX Trusted Solutions, Improving Lives™

*This presentation contains non-GAAP financial information. Please see slide 2 for more information.

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8 Expect to Deliver Significant Strategic and Financial Benefits Brings scale to IDEX’s applied material science technologies portfolio that includes Optical Technologies, the Muon Group, and STC Material Solutions Broadens presence in technology-enabled applications with significant long-term growth potential, such as semiconductor wafer fab equipment, energy transition, medical technologies, space & defense, and water purification Enhances IDEX’s ability to serve as an innovation partner for global companies through complementary customization and system-design capabilities that address customer needs for extremely precise solutions Combines IDEX’s 80/20 operating philosophy and commercial excellence with Mott’s innovation, technical, and R&D expertise to drive potential long- term growth and margin expansion Supports IDEX’s strategy to create long-term value for shareholders through organic growth, focused inorganic growth, and margin expansion 1 2 3 4 5

Mott Further Expands Applied Material Science Technologies Portfolio

Expertise	OPTICAL TECHNOLOGIES an IDEX Corporation platform	muon	stc Material Solutions	+ mott MISSION CRITICAL PRECISION
	Industry-Leading Surface Sciences and Optical Components	**World-Leader in Micro-Precision Components**	**Highly Engineered Advanced Materials and Technical Ceramics**	**Critical Flow Control and Precision Microporous Filtration Solutions**
	• Optical design expertise from concept to production • Industry leader in precision optical coatings • Extensive substrate polish and precision assembly capabilities • Expanded with Iridian acquisition	• Unique process technologies for micro-precision solutions • Process R&D enables precision beyond industry • Breadth of advanced laser, CNC, deposition, and etch capabilities • Extensive work with advanced, difficult-to-process materials	• Ceramics and hermetics experts in mission-critical applications • Material formulation, part design, and validation • Broad range of technical ceramics manufacturing, high value-add finishing, and assembly	• Deep applied materials, chemistry, and application knowledge • Cutting-edge technology providing extremely precise porosity control across entire profile of finished products • Trusted innovation partner to global OEMs and leading technology brands

Adds scale and long-standing customer relationships with global OEMs and technical brands

IDEX Trusted Solutions, Improving Lives™

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10 Mott’s Products are Additive to IDEX’s Businesses and Enhance Positioning across High-Value End Markets 10 Semiconductor Wafer Fab Equipment Water Purification Medical Technologies Energy Transition Space & Defense Expands high-purity, thermal management, and precision solutions critical to advanced wafer fabrication with Muon, Optical Technologies, and Sealing Solutions Scales commercial and operational reach with IDEX Energy and Pneumatics businesses across traditional and green energy technologies Complements growing applications and technologies with IDEX Intelligent Water businesses Further supports innovation, rapid development, and operational capabilities valued by our space and defense customers along with STC and OT Leverages multiple technologies and capabilities within IDEX Health & Science Technologies segment

11 Strong Fit Further Strengthened by Implementation of IDEX Operating Model 80/20 for Growth and Operational Excellence • Reducing complexity through prioritization of highest-value activities, customers, and markets based on deep understanding of customer value creation • Aligning resources to accelerate innovation and growth • Optimizing time, effort, and expense related to low-value activities to unlock profitable growth Disciplined focus on highest impact efforts

12 Adds to Growth and Margin Profile Commercial Synergies & Operating Leverage Accretive to Adj. EPS* Fiscal 2026 EBITDA Margin Expansion* ~400 – 600 bps exiting 2026 Double-Digit ROIC* Year 5 Post Close Technical and Commercial Excellence, Operating Model Implementation Innovation, Technology, and R&D Expertise Value Creation Financial Benefits *This presentation contains non-GAAP financial information. Please see slide 2 for more information.

13 Strategic Acquisition with Significant Value Creation Opportunity  Enhances ability to deliver innovative, customized, and highly technical micro-precision solutions that are increasingly essential to customer product performance  Increases opportunities in semiconductor wafer fab equipment, energy transition, medical technologies, space & defense, and water purification industries  Complements successful integration of the Muon Group, Iridian Spectral Technologies, and STC Material Solutions, providing unique process-based capabilities working with specialized materials  Drives near- and long-term value creation through implementation of 8020 and the IDEX Operating Model  Strong fit with IDEX culture and way of doing business

14 Q&A